Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Xdogs, Inc., (the "Company") on Form 10-QSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kent Rodriguez, Chief Executive Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                            /s/  Kent Rodriguez
                                            -----------------------------
                                                 Kent Rodriguez
                                                 Chief Executive Officer
                                                 Chief Accounting Officer


Dated:  February 13, 2003